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[LOGO] JANUS

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     JANUS WORLDWIDE FUND

     2001 ANNUAL REPORT

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ...............     1

          Statement of Assets and Liabilities .........     6

          Statement of Operations .....................     7

          Statement of Changes in Net Assets ..........     8

          Financial Highlights ........................     9

          Notes to Schedule of Investments ............    10

          Notes to Financial Statements ...............    11

          Explanation of Charts and Tables ............    15

          Report of Independent Accountants ...........    17

          Long-Term Capital Gain Designation ..........    17

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If you'd like to keep track of other Janus  funds,  all  reports  are  available online at www.janus.com.
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

Janus Worldwide Fund (closed to new investors)

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager

For the 12-month period ended October 31, 2001, Janus Worldwide Fund lost 36.56%, underperforming the 25.51% loss recorded by its benchmark, the Morgan Stanley Capital International World Index.(1)

While the Fund's short-term performance was below the standards we set for ourselves, the investing environment during this period was unique in that it was characterized by a surprisingly rapid decline in economic growth which forced investors to factor a much less optimistic earnings outlook into share prices. Economic weakness first appeared in the U.S. late last year in the form of a massive drop in capital investment that was virtually unprecedented in terms of both its speed and severity. This weakness ultimately forced companies
- particularly in high-growth sectors such as technology and telecommunications
- to reduce earnings estimates and lay off large numbers of workers in an effort to adjust to slackening demand. Consumer spending initially remained resilient in the face of this weakness, but by the end of summer a sharp drop in consumer confidence - which was dealt yet another blow by the events of September 11 - had threatened to undermine the final leg of support for the already troubled U.S. economy.

Although the major economies of Europe and, to a lesser extent, Asia, were able to sidestep much of the U.S.-led weakness during the first few months of the period, by the end of the Fund's fiscal year it was clear that the economic malaise that began with the U.S. corporate sector had spread overseas. Stock prices naturally declined in response, and virtually all worldwide indices finished the year deeply in the red.

While the relatively aggressive stance we held at the beginning of the fiscal year clearly inflicted some damage as the sell-off in high-growth areas of the market continued, as early as the end of last year we began responding to these trends by taking a more defensive stance within the Fund. We sold stocks we believe to be most at risk from a further slowing of the economy while adding positions that are better poised to weather the storm. As a result, we took profits in Internet security firm Checkpoint Software and several other richly valued technology positions. Meanwhile, we redeployed the cash from these sales by opportunistically adding to our positions in more defensive stocks in areas such as healthcare and consumer cyclicals.

The move ultimately aided performance, as stocks like U.K.-based consumer product manufacturer Reckitt-Benckiser pulled ahead. While the stock traded slightly lower during the period, it held up well on a relative basis by easily outperforming the market as investors sought the relative safety and stability of earnings these types of companies can provide in times of economic turmoil. Food and consumer goods giant Unilever also performed well as the company's broad mix of top-tier brands and efforts to control costs continued to drive earnings growth despite the slowing worldwide economy.

Similar trends worked in favor of U.S.-based healthcare and personal products company Johnson & Johnson. In addition to the relative insulation from swings in the economic cycle enjoyed by many of its products, the company has also benefited from its efforts to market a drug-coated cardiac stent. In clinical tests, Johnson & Johnson's heparin-coated stent was shown to reduce arterial scarring in heart patients for periods of up to 200 days, thereby significantly reducing the need for additional surgery. The new device promises to emerge as a significant and recurring source of cash beginning in 2002 and 2003.

Unfortunately, these and other successes were unable to fully compensate for weakness in other areas. Two of our most notable disappointments were wireless holdings China Mobile and NTT DoCoMo. While lingering concerns related to the roll-out of "third generation" services joined a noticeable deceleration in growth rates across the industry to create a difficult environment, company-specific developments such as lackluster interim results and unexpectedly low usage and revenue performance by prepaid customers worked against China Mobile. At the same time, NTT DoCoMo fell after reining in high investor expectations surrounding the early October launch of its next-generation services. Increased competition from European competitor Vodafone in DoCoMo's home market of Japan also pressured the stock.

In closing, it's clear that the terrorist attacks of September 11 have made an already difficult situation worse. Undoubtedly, they have bred the type of uncertainty that continued to drive markets lower even into the final days of the period, and this uncertainty - together with the volatility that has accompanied it - is not likely to disappear anytime soon. However, markets have recently shown important signs of stability, while central banks around the world have flooded markets with liquidity in a bid to shore up the global financial system.

As a result, it now seems possible that we might look back and recognize that, at least in some ways, this tragedy actually accelerated the global recovery that has so far eluded us. In any case, we're entering 2002 with a sizable cash cushion and perhaps the most defensive posture the Fund has ever had. More importantly, we carefully reviewed each and every company in our portfolio following the September 11 tragedy and are convinced that each stock investment is fundamentally sound and poised to participate when markets ultimately rebound.

Thank you for your continued investment in Janus Worldwide Fund.

(1) Both returns include reinvested dividends and distributions. Net dividends reivested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                       Janus Worldwide Fund  October 31, 2001  1

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               88.1%               93.5%
  Foreign                                              51.6%               58.4%
    European                                           30.3%               30.7%
Top 10 Equities                                        23.5%               31.7%
Number of Stocks                                         130                 127
Cash and Cash Equivalents                              11.9%                6.5%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Medical - Drugs                                        12.2%                4.3%
Oil Companies - Integrated                              7.7%                3.4%
Diversified Operations                                  7.3%                5.4%
Cellular Telecommunications                             5.1%               11.4%
Multimedia                                              4.1%                3.9%

Top 5 Countries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
United States                                          36.4%               35.2%
United Kingdom                                          7.8%                9.7%
Netherlands                                             6.9%                2.3%
Japan                                                   6.8%                9.6%
Switzerland                                             4.6%                0.7%

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Tyco International, Ltd.                                4.6%                1.4%
Citigroup, Inc.                                         2.9%                0.1%
NTT DoCoMo, Inc.                                        2.7%                3.7%
Pfizer, Inc.                                            2.4%                1.2%
General Electric Co.                                    2.0%                2.6%
Total Fina Elf                                          2.0%                1.5%
Takeda Chemical Industries, Ltd.                        1.8%                1.0%
Koninklijke Ahold N.V.                                  1.7%                  --
Clear Channel Communications, Inc.                      1.7%                0.8%
Unilever N.V.                                           1.7%                  --

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Worldwide Fund and the Morgan Stanley Capital International World Index. Janus Worldwide Fund is represented by a shaded area of blue. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Worldwide Fund ($40,571) as compared to the Morgan Stanley Capital International World Index ($21,818).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Five Year      Ten Year      Since 5/15/91*
(36.56)%      8.72%          13.34%        14.32%

Janus Worldwide Fund - $40,571

Morgan Stanley Capital International World Index - $21,818

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The Morgan Stanley Capital International World Index is defined as a world index measuring market performance in 22 countries, including the US. It's weighted by both country and industry and is divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 86.1%
Advertising Services - 0.1%
     1,207,419  WPP Group PLC** ..............................  $     10,878,283

Aerospace and Defense - 1.1%
     3,717,650  Boeing Co. ...................................       121,195,390
       627,765  General Dynamics Corp. .......................        51,225,624
     1,896,235  Raytheon Co. .................................        61,153,579

                                                                     233,574,593

Applications Software - 1.1%
     3,930,900  Microsoft Corp.* .............................  $    228,581,835

Audio and Video Products - 0.5%
     2,814,800  Sony Corp.** .................................       106,470,520

Automotive - Cars and Light Trucks - 0.6%
     3,929,700  BMW A.G.** ...................................       116,798,327

Beverages - Non-Alcoholic - 0.5%
     2,086,985  PepsiCo, Inc. ................................       101,657,039

See Notes to Schedule of Investments.

2  Janus Worldwide Fund  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Beverages - Wine and Spirits - 1.1%
    22,299,276  Diageo PLC** .................................  $    222,632,669

Brewery - 0.2%
       957,342  Heineken N.V.** ..............................        35,222,685

Broadcast Services and Programming - 2.7%
     9,054,527  Clear Channel Communications, Inc.* ..........       345,158,569
     7,016,560  Grupo Televisa S.A. (GDR)*,** ................       213,654,252

                                                                     558,812,821

Cable Television - 1.3%
     7,635,370  Comcast Corp. - Special Class A* .............       273,651,661

Cellular Telecommunications - 5.1%
     4,239,505  America Movil S.A. de C.V.
                  - Series L (ADR)** .........................        63,592,575
    26,790,000  China Mobile, Ltd.*,** .......................        81,228,237
    10,722,010  China Mobile, Ltd. (ADR)*,** .................       163,188,992
        39,793  NTT DoCoMo, Inc.** ...........................       539,654,262
    61,244,636  Vodafone Group PLC** .........................       142,955,439
     1,471,590  Vodafone Group PLC (ADR)** ...................        34,023,161

                                                                   1,024,642,666

Chemicals - Diversified - 0.7%
     2,144,072  Akzo Nobel N.V.** ............................        87,961,177
     2,110,299  Bayer A.G.** .................................        61,961,922

                                                                     149,923,099

Commercial Services - Financial - 0.2%
     1,169,513  Paychex, Inc. ................................        37,494,587

Computer Services - 0.6%
     1,407,920  Electronic Data Systems Corp. ................        90,627,810
     1,610,210  SunGard Data Systems, Inc.* ..................        40,577,292

                                                                     131,205,102

Computers - 0.4%
       699,860  IBM Corp. ....................................        75,633,870

Cosmetics and Toiletries - 0.7%
     4,601,900  Estee Lauder Companies, Inc. - Class A .......       148,411,275

Cruise Lines - 0.1%
     1,365,090  Carnival Corp. ...............................        29,731,660

Data Processing and Management - 0.7%
       877,075  Automatic Data Processing, Inc. ..............        45,309,695
     2,504,835  Fiserv, Inc.* ................................        93,154,814

                                                                     138,464,509

Diversified Financial Services - 3.2%
    13,009,608  Citigroup, Inc. ..............................       592,197,356
     2,611,435  Fortis (NL) N.V.** ...........................        61,858,339

                                                                     654,055,695

Diversified Operations - 7.3%
     2,169,136  Bombardier, Inc. - Class B** .................        14,081,748
     8,973,210  Cendant Corp.* ...............................       116,292,802
     6,810,000  Citic Pacific, Ltd.** ........................        13,969,159
    11,336,865  General Electric Co. .........................       412,775,255
    18,967,615  Tyco International, Ltd. .....................       932,068,601

                                                                   1,489,187,565

Electronic Components - 0.3%
       396,030  Samsung Electronics Company, Ltd.** ..........  $     53,058,840

Electronic Components - Semiconductors - 2.3%
       635,500  Rohm Company, Ltd.** .........................        67,648,911
     8,538,551  STMicroelectronics N.V.** ....................       241,477,745
     3,452,526  STMicroelectronics N.V. - New York Shares** ..        96,567,152
     2,097,775  Texas Instruments, Inc. ......................        58,716,722

                                                                     464,410,530

Fiduciary Banks - 1.3%
     5,057,845  Bank of New York Company, Inc. ...............       172,017,308
       824,800  Northern Trust Corp. .........................        41,644,152
       962,305  State Street Corp. ...........................        43,823,370

                                                                     257,484,830

Finance - Credit Card - 0.3%
     2,325,690  American Express Co. .........................        68,445,057

Finance - Investment Bankers/Brokers - 0.7%
     1,746,800  Goldman Sachs Group, Inc. ....................       136,529,888

Finance - Mortgage Loan Banker - 0.8%
     1,987,725  Fannie Mae ...................................       160,926,216

Food - Diversified - 1.7%
     6,558,590  Unilever N.V.** ..............................       343,792,781

Food - Retail - 2.3%
    12,268,654  Koninklijke Ahold N.V.** .....................       345,421,351
       886,945  Safeway, Inc.* ...............................        36,941,259
    17,952,066  Safeway PLC** ................................        91,077,401

                                                                     473,440,011

Human Resources - 0.3%
    10,280,529  Capita Group PLC** ...........................        65,037,271

Insurance Brokers - 0.5%
     1,047,920  Marsh & McLennan Companies, Inc. .............       101,386,260

Internet Security - 0.3%
     2,165,925  Check Point Software Technologies, Ltd.* .....        63,938,106

Life and Health Insurance - 0.5%
     1,485,430  CIGNA Corp. ..................................       108,287,847

Machinery - Electrical - 0.5%
     2,454,155  Schneider Electric S.A.** ....................        98,317,325

Medical - Biomedical and Genetic - 0.7%
     1,438,905  Genentech, Inc.* .............................        75,182,786
     1,368,480  Human Genome Sciences, Inc.* .................        58,338,302

                                                                     133,521,088

Medical - Drugs - 12.2%
     3,222,735  Abbott Laboratories ..........................       170,740,500
     2,405,825  American Home Products Corp. .................       134,317,210
     3,470,180  AstraZeneca Group PLC** ......................       156,498,924
     1,947,215  Bristol-Myers Squibb Co. .....................       104,078,642
     1,615,708  GlaxoSmithKline PLC** ........................        43,470,255
       648,515  Novartis A.G.** ..............................        24,286,348
       491,020  OSI Pharmaceuticals, Inc.* ...................        22,429,794
    11,743,073  Pfizer, Inc. .................................       492,034,759
     4,163,875  Pharmacia Corp. ..............................       168,720,215
     2,926,268  Roche Holding A.G.** .........................       202,954,198

See Notes to Schedule of Investments.

                                       Janus Worldwide Fund  October 31, 2001  3

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Medical - Drugs - (continued)
     1,842,436  Sanofi-Synthelabo S.A.** .....................  $    121,552,341
     1,003,035  Sepracor, Inc.* ..............................        47,583,980
       134,894  Serono S.A. - Class B** ......................       106,650,920
     7,473,000  Takeda Chemical Industries, Ltd.** ...........       362,034,966
     2,327,670  Teva Pharmaceutical Industries, Ltd. (ADR) ...       143,850,006
     6,136,000  Yamanouchi Pharmaceutical Company, Ltd.** ....       181,967,077

                                                                   2,483,170,135

Medical Instruments - 1.0%
     5,114,680  Medtronic, Inc. ..............................       206,121,604

Medical Products - 0.8%
     2,723,285  Johnson & Johnson ............................       157,705,434

Metal Processors and Fabricators - 0.8%
    13,642,216  Assa Abloy A.B. - Class B# ...................       155,858,995

Money Center Banks - 2.8%
    28,797,342  Banco Bilbao Vizcaya Argentaria S.A.** .......       322,393,902
     6,935,013  Lloyds TSB Group PLC** .......................        70,061,486
    12,913,375  Standard Chartered PLC** .....................       129,019,124
     1,419,415  UBS A.G.** ...................................        66,021,122

                                                                     587,495,634

Mortgage Banks - 0.2%
     3,325,580  Abbey National PLC** .........................        49,476,688

Multi-Line Insurance - 2.4%
     7,214,019  Aegon N.V.** .................................       181,277,862
     3,731,630  Allstate Corp. ...............................       117,098,549
     5,865,833  Axa** ........................................       128,380,557
       239,332  Zurich Financial Services A.G.** .............        54,817,358

                                                                     481,574,326

Multimedia - 4.1%
     6,158,151  AOL Time Warner, Inc.* .......................       192,195,893
     2,710,479  Reuters Group PLC** ..........................        25,661,653
     2,262,555  The McGraw-Hill Companies, Inc. ..............       118,965,142
     7,699,960  Viacom, Inc. - Class B* ......................       281,125,540
    11,352,615  Walt Disney Co. ..............................       211,045,113

                                                                     828,993,341

Oil - Field Services - 0.9%
     3,670,490  Schlumberger, Ltd. ...........................       177,725,126

Oil Companies - Exploration and Production - 0.7%
     2,448,560  Anadarko Petroleum Corp. .....................       139,690,348

Oil Companies - Integrated - 6.3%
    26,522,363  BP Amoco PLC** ...............................       214,073,439
     3,284,120  Exxon Mobil Corp. ............................       129,558,534
     5,450,403  PanCanadian Energy Corp.** ...................       151,839,035
       315,289  PanCanadian Energy Corp.
                  - New York Shares*,** ......................         8,733,505
   589,346,000  PetroChina Company, Ltd.** ...................       111,068,484
     7,543,375  Petroleo Brasileiro S.A. (ADR) ...............       150,867,500
     7,685,373  Repsol - YPF S.A.** ..........................       111,443,338
     2,872,777  Total Fina Elf** .............................       403,635,913

                                                                   1,281,219,748

Optical Supplies - 0.3%
     1,078,000  Hoya Corp.** .................................        64,377,926

Petrochemicals - 0.6%
    24,301,724  Reliance Industries, Ltd. ....................  $    129,332,313

Property and Casualty Insurance - 0.2%
     4,182,000  Tokio Marine & Fire Insurance
                  Company, Ltd.** ............................        34,199,436

Publishing - Books - 0.3%
     2,812,290  Elsevier N.V.** ..............................        32,700,141
     2,626,866  Reed International PLC** .....................        21,508,192

                                                                      54,208,333

Publishing - Newspapers - 0.6%
    10,601,623  Pearson PLC** ................................       127,219,332

Publishing - Periodicals - 0.7%
     7,112,077  Wolters Kluwer N.V.** ........................       149,378,565

Reinsurance - 1.0%
       195,193  Muenchener Rueckversicherungs-
                  Gesellschaft A.G.** ........................        51,510,426
     1,407,787  Swiss Re** ...................................       144,841,149

                                                                     196,351,575

Retail - Discount - 1.6%
     1,505,225  Costco Wholesale Corp.* ......................        56,942,662
     5,050,680  Wal-Mart Stores, Inc. ........................       259,604,952

                                                                     316,547,614

Retail - Drug Store - 0.5%
     3,176,985  Walgreen Co. .................................       102,870,774

Security Services - 1.1%
    12,853,392  Securitas A.B. - Class B .....................       214,529,383

Semiconductor Components/Integrated Circuits - 0.5%
    53,741,600  Taiwan Semiconductor Manufacturing
                  Company, Ltd.* .............................        94,952,601

Semiconductor Equipment - 1.2%
     1,998,850  Applied Materials, Inc.* .....................        68,180,774
     4,739,682  ASM Lithography Holding N.V.*,** .............        68,301,851
     6,407,174  ASM Lithography Holding N.V.
                  - New York Shares*,** ......................        92,135,162
       645,400  Tokyo Electron, Ltd.** .......................        26,521,482

                                                                     255,139,269

Soap and Cleaning Preparations - 0.4%
     5,390,786  Reckitt Benckiser PLC** ......................        75,262,894

Super-Regional Banks - 0.4%
     4,148,045  U.S. Bancorp .................................        73,752,240

Telecommunication Equipment - 1.3%
     5,235,889  Nokia Oyj** ..................................       109,547,615
     7,133,108  Nokia Oyj (ADR)** ............................       146,300,045

                                                                     255,847,660

Telecommunication Services - 0.6%
     4,472,625  Amdocs, Ltd.*,** .............................       116,780,239

Telephone - Integrated - 1.7%
     6,392,859  Telefonica S.A.*,** ..........................        76,809,377
     7,994,675  Telefonos de Mexico S.A. (ADR)** .............       272,298,631

                                                                     349,108,008

Television - 0%
     2,502,000  Television Broadcasts, Ltd.** ................         7,377,655

See Notes to Schedule of Investments.

4  Janus Worldwide Fund  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Transportation - Services - 0.2%
       947,945  United Parcel Service, Inc. - Class B ........  $     48,345,195
--------------------------------------------------------------------------------
Total Common Stock (cost $17,725,174,616) ....................    17,510,218,902
--------------------------------------------------------------------------------
Preferred Stock - 2.0%
Automotive - Cars and Light Trucks - 0.6%
       371,347  Porsche A.G.** ...............................       103,682,366

Oil Companies - Integrated - 1.4%
    15,172,410  Petroleo Brasileiro S.A. (ADR) ...............       291,310,272
--------------------------------------------------------------------------------
Total Preferred Stock (cost $467,879,139) ....................       394,992,638
--------------------------------------------------------------------------------
Repurchase Agreement - 2.4%
$  500,000,000  Banc of America Securities L.L.C., 2.65%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $500,036,806
                  collateralized by $1,026,331,577
                  in U.S. Government Agencies
                  0%-26.054%, 10/25/09-11/25/31
                  with a value of $510,000,000
                  (cost $500,000,000) ........................       500,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 0.4%
                United Parcel Service, Inc.:
    25,000,000    2.30%, 11/14/01 ............................        24,979,236
    50,000,000    2.37%, 11/16/01 ............................        49,950,625
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $74,929,861) ...............................        74,929,861
--------------------------------------------------------------------------------
Time Deposits - 4.2%
                Societe Generale, New York
   160,900,000    2.65625%, 11/1/01 ..........................       160,900,000
                Southtrust Bank NC
   500,000,000    2.65625%, 11/1/01 ..........................       500,000,000
                UBS Financial, Inc.
   200,000,000    2.65625%, 11/1/01 ..........................       200,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $860,900,000) ......................       860,900,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 4.2%
                Fannie Mae:
   150,000,000    3.44%, 11/14/01 ............................       149,813,667
    50,000,000    3.28%, 11/21/01 ............................        49,908,889
   100,000,000    2.33%, 12/14/01 ............................        99,721,694
   100,000,000    3.42%, 12/21/01 ............................        99,525,000
   100,000,000    3.58%, 1/10/02 .............................        99,625,000
    50,000,000    2.19%, 3/8/02 ..............................        49,625,000
    50,000,000    2.16%, 4/4/02 ..............................        49,562,500
                Federal Home Loan Bank System:
   100,000,000    2.33%, 12/27/01 ............................        99,637,556
   100,000,000    2.19%, 4/3/02 ..............................        99,125,000
                Freddie Mac
    50,000,000    2.38%, 11/30/01 ............................        49,904,139
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $846,035,792) ...........       846,448,445
--------------------------------------------------------------------------------
Total Investments (total cost $20,474,919,408) - 99.3% .......    20,187,489,846
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.7%        143,893,419
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $ 20,331,383,265
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             4.6%        $    932,068,601
Brazil                                              2.2%             442,177,772
Canada                                              0.9%             174,654,288
Finland                                             1.3%             255,847,660
France                                              3.7%             751,886,136
Germany                                             1.7%             333,953,041
Hong Kong                                           1.9%             376,832,527
India                                               0.6%             129,332,313
Israel                                              1.0%             207,788,112
Japan                                               6.9%           1,382,874,580
Mexico                                              2.7%             549,545,458
Netherlands                                         6.9%           1,398,049,914
South Korea                                         0.3%              53,058,840
Spain                                               2.5%             510,646,617
Sweden                                              1.8%             370,388,378
Switzerland                                         4.6%             937,615,992
Taiwan                                              0.5%              94,952,601
United Kingdom                                      7.9%           1,595,636,450
United States++                                    48.0%           9,690,180,566
--------------------------------------------------------------------------------
Total                                             100.0%        $ 20,187,489,846

++Includes Short-Term Securities (36.7% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/9/01           159,400,000    $  231,847,300    $   (2,449,556)
British Pound 2/7/02             22,200,000        32,125,620           (99,678)
British Pound 4/26/02           155,200,000       223,689,760        (4,442,910)
British Pound 5/10/02           169,200,000       243,495,720            321,480
Candian Dollar 11/16/01          39,100,000        24,637,681            618,135
Euro 11/9/01                    387,600,000       348,840,000          1,287,452
Euro 11/16/01                   502,400,000       452,059,520        (7,910,810)
Euro 1/22/02                    220,000,000       197,450,000        (1,650,000)
Euro 2/7/02                      75,700,000        67,902,900            361,468
Euro 4/26/02                    458,800,000       410,626,000        (3,561,766)
Euro 5/10/02                    493,400,000       441,109,468          3,295,912
Hong Kong Dollar
  11/16/01                    2,409,000,000       308,881,794             83,191
Japanese Yen 11/9/01          5,250,000,000        42,899,061          1,125,359
Japanese Yen 11/16/01         4,680,000,000        38,260,144           (61,052)
Japanese Yen 1/22/02          5,800,000,000        47,613,692             44,484
Japanese Yen 2/7/02          12,500,000,000       102,708,801          3,313,252
Japanese Yen 4/26/02         56,200,000,000       463,735,397          (834,406)
Japanese Yen 5/10/02         49,540,000,000       409,053,002          1,386,103
Mexican Peso 4/26/02          1,543,000,000       159,524,425            469,768
South Korean Won
  1/28/02                    38,040,000,000        29,182,969          (171,639)
Swiss Franc 11/9/01              73,000,000        44,713,953           (50,671)
Swiss Franc 11/16/01            155,000,000        94,940,586        (5,328,015)
Swiss Franc 4/26/02             292,600,000       179,454,155        (2,782,538)
--------------------------------------------------------------------------------
Total                                          $4,594,751,948    $  (17,036,437)

See Notes to Schedule of Investments.

                                       Janus Worldwide Fund  October 31, 2001  5

Statement of Assets and Liabilities

As of October 31, 2001
(all numbers in thousands
except net asset value per share)(1)
--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $ 20,474,919

Investments at value                                                $ 20,187,490
  Cash                                                                     1,559
  Receivables:
    Investments sold                                                     417,982
    Fund shares sold                                                      10,922
    Dividends                                                             24,084
    Interest                                                                 100
  Other assets                                                                39
--------------------------------------------------------------------------------
Total Assets                                                          20,642,176
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                230,922
    Fund shares repurchased                                               46,088
    Advisory fees                                                         11,367
    Transfer agent fees and expenses                                       2,997
  Accrued expenses                                                         2,382
  Forward currency contracts                                              17,037
--------------------------------------------------------------------------------
Total Liabilities                                                        310,793
--------------------------------------------------------------------------------
Net Assets                                                          $ 20,331,383
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          506,080

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      40.17
--------------------------------------------------------------------------------

(1) The receivable balance includes $22,898,368 denominated in foreign currency.

See Notes to Financial Statements.

6  Janus Worldwide Fund  October 31, 2001

Statement of Operations

For the fiscal year ended
October 31, 2001
(all numbers in thousands)
--------------------------------------------------------------------------------

Investment Income:
  Interest                                                         $     131,391
  Dividends                                                              276,744
  Foreign tax withheld                                                  (23,251)
--------------------------------------------------------------------------------
Total Investment Income                                                  384,884
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                          181,794
  Transfer agent fees and expenses                                        48,861
  Postage and mailing expenses                                             1,074
  Custodian fees                                                           8,947
  Printing expenses                                                        1,375
  Audit fees                                                                  67
  Trustees' fees and expenses                                                121
  Other expenses                                                             290
--------------------------------------------------------------------------------
Total Expenses                                                           242,529
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                  (5,620)
--------------------------------------------------------------------------------
Net Expenses                                                             236,909
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             147,975
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions              (4,381,750)
  Net realized gain/(loss) from foreign
    currency transactions                                                382,623
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                 (9,146,957)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments              (13,146,084)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    $(12,998,109)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                       Janus Worldwide Fund  October 31, 2001  7

Statement of Changes in Net Assets

For the fiscal year ended October 31
(all numbers in thousands)                                                    2001             2000
---------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                        $    147,975     $     48,578
  Net realized gain/(loss) from investment and
    foreign currency transactions                                      (3,999,127)        3,740,952
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   (9,146,957)          691,457
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (12,998,109)        4,480,987
---------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                 (165,014)         (11,268)
  Dividends (in excess of net investment income)*                         (51,405)               --
  Net realized gain from investment transactions*                               --        (546,250)
  Distributions (in excess of net realized gain from investments)*     (3,433,186)               --
---------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (3,649,605)        (557,518)
---------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            4,400,917       19,694,228
  Reinvested dividends and distributions                                 3,556,158          542,885
  Shares repurchased                                                   (8,753,221)     (10,476,660)
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  (796,146)        9,760,453
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (17,443,860)       13,683,922
Net Assets:
  Beginning of period                                                   37,775,243       24,091,321
---------------------------------------------------------------------------------------------------
  End of period                                                       $ 20,331,383     $ 37,775,243
---------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                            $ 24,858,301     $ 25,675,541
  Accumulated net investment income/(loss)*                                  6,314           17,039
  Accumulated net realized gain/(loss) from investments*               (4,228,194)        3,240,744
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        (305,038)        8,841,919
---------------------------------------------------------------------------------------------------
                                                                      $ 20,331,383     $ 37,775,243
---------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                               85,230          253,875
  Reinvested distributions                                                  60,334            7,675
---------------------------------------------------------------------------------------------------
Total                                                                      145,564          261,550
---------------------------------------------------------------------------------------------------
  Shares repurchased                                                     (173,452)        (136,824)
Net Increase/(Decrease) in Fund Shares                                     (27,888)         124,726
Shares Outstanding, Beginning of Period                                    533,968          409,242
---------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          506,080          533,968
---------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                             $ 19,655,930     $ 29,298,203
  Proceeds from sales of securities                                     23,685,720       19,797,076
  Purchases of long-term U.S. government obligations                            --               --
  Proceeds from sales of long-term U.S. government obligations                  --               --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Worldwide Fund  October 31, 2001

Financial Highlights

For a share outstanding during the
fiscal year ended October 31                                2001             2000             1999             1998             1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      70.74     $      58.87     $      41.52     $      40.05     $      34.60
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .39              .03              .02             1.26            (.08)
  Net gain/(loss) on securities
   (both realized and unrealized)                        (24.04)            13.15            17.51             3.01             7.73
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (23.65)            13.18            17.53             4.27             7.65
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.31)            (.03)            (.18)           (1.35)            (.15)
  Dividends (in excess of net investment income)*          (.10)               --               --               --               --
  Distributions (from capital gains)*                         --           (1.28)               --           (1.45)           (2.05)
  Distributions (in excess of capital gains)*             (6.51)               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (6.92)           (1.31)            (.18)           (2.80)           (2.20)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      40.17     $      70.74     $      58.87     $      41.52     $      40.05
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (36.56)%           22.41%           42.33%           11.40%           23.34%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $ 20,331,383     $ 37,775,243     $ 24,091,321     $ 13,931,990     $ 10,358,225
Average Net Assets for the Period (in thousands)    $ 27,993,000     $ 38,726,913     $ 18,892,896     $ 13,078,350     $  7,783,669
Ratio of Gross Expenses to Average Net Assets(1)           0.87%            0.88%            0.89%            0.92%            0.97%
Ratio of Net Expenses to Average Net Assets(1)             0.85%            0.86%            0.88%            0.90%            0.95%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets                                     0.53%            0.13%            0.07%            0.47%            0.65%
Portfolio Turnover Rate                                      78%              58%              68%              86%              79%

(1) See "Explanation of the Charts and Tables."
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                       Janus Worldwide Fund  October 31, 2001  9

Notes to Schedule of Investments


 * Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended October 31, 2001:

                                      Purchases                       Sales                Realized       Dividend      Market Value
                                Shares          Cost          Shares          Cost        Gain/(Loss)       Income      at 10/31/01
------------------------------------------------------------------------------------------------------------------------------------
Assa Abloy A.B. - Class B              --             --      7,302,008   $ 45,092,377   $  57,179,688   $  1,285,190   $155,858,995
Lattice Semiconductor Co.              --             --      6,384,830    202,702,912    (71,128,030)             --             --
------------------------------------------------------------------------------------------------------------------------------------
                                                                          $247,795,289   $(13,948,342)   $  1,285,190   $155,858,995
------------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

10  Janus Worldwide Fund  October 31, 2001

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Worldwide Fund ("Fund") invests primarily in equity securities. The Fund is diversified as defined in the 1940 Act.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

The Fund may invest in money market funds, including funds managed by Janus Capital. During the year ended October 31, 2001, the Fund recorded distributions from affiliated investment companies as dividend income in the amounts of $3,254,004 and $3,332,111, in Janus Government Money Market Fund and Janus Money Market Fund, respectively.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

                                      Janus Worldwide Fund  October 31, 2001  11

The Fund may enter into "futures contracts" and "options" on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has adopted this new standard and has determined that the impact on the Financial Statements is insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has adopted this new Guide and has determined that the impact on the Financial Statements is insignificant.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

12  Janus Worldwide Fund  October 31, 2001

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended October 31, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

A special meeting of shareholders of Janus Investment Fund will be held on January 31, 2002 to consider and approve a new investment advisory agreement for the Fund. The new advisory agreement is the same in all material respects as the current advisory agreement. Contingent upon receipt of shareholder approval, the new advisory agreement will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus Capital's board of directors, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, the new advisory agreement will continue in effect from year to year so long as such continuance is approved at least annually by a majority of the Fund's independent Trustees.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2001, are noted below. Effective June 1, 2001, State Street Bank and Trust Company acquired the fund accounting system from DST.

DST Securities, Inc.                  Fund
    Commissions                     Expense
       Paid*                       Reduction*                      DST Fees
--------------------------------------------------------------------------------
     $269,237                       $201,272                      $2,109,703
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

                                      Janus Worldwide Fund  October 31, 2001  13

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. A fund is required to make distributions of any income and gains realized in the prior fiscal year. If a fund has a net investment loss or realized losses in the current year, such distributions may be in excess of the fund's cumulative income and/or gains. However, a distribution in excess of net investment income or a distribution in excess of net realized gain is not a return of capital for tax purposes. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers. Permanent items identified in the period ended October 31, 2001, have been reclassified among the components of net assets as follows:

            Undistributed         Undistributed
            Net Investment         Net Realized          Paid-In
                Income           Gains and Losses        Capital
--------------------------------------------------------------------------------
             $57,718,905          $(36,624,766)       $(21,094,139)
--------------------------------------------------------------------------------

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

As of October 31, 2001, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire October 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2001, are also noted below:

Net Capital Loss     Federal Tax       Unrealized        Unrealized           Net
   Carryovers            Cost         Appreciation     (Depreciation)    (Depreciation)
---------------------------------------------------------------------------------------
$(3,995,503,621)   $20,723,876,529   $2,100,182,561   $(2,636,569,244)   $(536,386,683)
---------------------------------------------------------------------------------------

The Fund has elected to pass through to shareholders foreign taxes under Section
853. Foreign taxes paid and foreign source income for the Fund are $23,196,982, and $206,290,520, respectively.

14  Janus Worldwide Fund  October 31, 2001

Explanation of Charts and Tables (unaudited)


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the year ended October 31, 2001. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                      Janus Worldwide Fund  October 31, 2001  15

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

16  Janus Worldwide Fund  October 31, 2001

Report of Independent Accountants


To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Worldwide Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 6, 2001


Long-Term Capital Gain Designation (unaudited)

For federal income tax purposes, Janus Worldwide Fund designated a capital gain dividend in the amount of $3,261,614,014, for the year ended October, 31, 2001.

                                      Janus Worldwide Fund  October 31, 2001  17

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                            [LOGO] JANUS

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. This material must be preceded or accompanied by a prospectus.
                                                                      WW41-12/01